NEWS RELEASE DATE: February 23, 2021 CONTACT: Dan Lombardo, InvenTrust Properties Corp. 630-570-0605 or dan.lombardo@inventrustproperties.com InvenTrust Properties Corp. Announces CEO Succession Plan and Appointment of Daniel J. Busch to President InvenTrust also announces the appointment of Christy David to Chief Operating Officer & appointment of Mike Phillips to Chief Financial Officer effective August 6, 2021 DOWNERS GROVE, III – February 23, 2021 – InvenTrust Properties Corp. (“InvenTrust” “IVT”, or the “Company”) today announced that Thomas McGuinness, President and Chief Executive Officer, will be retiring from the company and the Board of Directors has unanimously approved a succession plan for InvenTrust’s executive team. Under the Company’s new leadership structure, the Board appointed Daniel (DJ) Busch to the position of President as of February 22, 2021, at which time Mr. McGuinness resigned from the role. InvenTrust also stated that Mr. Busch will succeed Mr. McGuinness as Chief Executive Officer upon his retirement on August 6, 2021. Mr. McGuinness will run for reelection for the InvenTrust Board in May 2021 and if reelected will continue to serve out his term through May 2022. Upon Mr. McGuinness’ retirement, he will assume an advisory role through May 2022. Mr. Busch will continue to serve as Chief Financial Officer and Treasurer until August 6, 2021. “We want to express our deepest appreciation to Tom, who has been an extraordinary leader since the Company’s inception,” said Paula J. Saban, Chairperson of the Board of Directors of InvenTrust. “During his tenure, Tom has guided the company through multiple strategic transactions to ultimately focus our platform into a premier grocery-anchored portfolio in Sun Belt markets. Tom has built an impressive team of professionals at InvenTrust and cultivated a culture grounded in transparency and accountability. The Board is very excited for the future of the Company and we wish Tom the best on his well-deserved retirement.” Ms. Saban added, “DJ is a dynamic and talented executive who brings a breadth of public market knowledge and extensive retail real estate experience to the role of President and CEO. Working closely with the leadership team since joining InvenTrust, DJ has gained a comprehensive understanding of InvenTrust’s portfolio, operating platform, and financials. The Board is impressed with his leadership skills and is confident that as CEO he will continue to drive innovation across the organization as well as position InvenTrust for a final liquidity event at the appropriate time.” Mr. Busch commented, "I am honored by the opportunity to lead InvenTrust and by the confidence exhibited by Tom and the Board of Directors. InvenTrust has built a premier portfolio of assets with a strong and flexible balance sheet. Our resilience over the last year amidst a challenging and unprecedented environment is a testament to our strategy and the strength of our business model. I look forward to taking on this new role and working with the Board and management team to propel InvenTrust to further success and drive shareholder value." The Board of Directors also announced the appointment of Christy David to Chief Operating Officer effective February 22, 2021, and Mike Phillips to Chief Financial Officer and Treasurer effective August 6, 2021.

NEWS RELEASE “I am excited to be partnering with Christy and Mike in their new roles,” said Mr. Busch. “Christy and Mike have been proven leaders at the Company. Their industry knowledge and passion for our business is extraordinary. Their expanded roles will be a natural transition for them and allow them to have a greater impact on the organization.” Commenting on the new COO appointment Ms. David added, "I am grateful for the opportunity to focus on InvenTrust's operations and to further support the execution of the Company's strategic initiatives. I look forward to working collaboratively with the considerable skill sets of the operations team as we pursue the Company’s investment objectives and long-term cash flow growth." “It has been a pleasure to be a part of InvenTrust’s impressive transformation since joining the Company in 2009, “stated Mr. Phillips. I am humbled to be taking on the role of CFO come August. InvenTrust’s capital structure is positioned to support the Company’s future strategic goals as well as providing continued stability during this evolving retail real estate environment. “It has been a privilege to lead InvenTrust and to work alongside the Board of Directors and the talented InvenTrust team,” said Mr. McGuinness. “With a strong foundation in place, I believe now is the right time to transition the CEO role and DJ is the right person to guide InvenTrust forward through the Company’s next stage of our life cycle. DJ is an enthusiastic and engaging leader with a unique perspective on our industry. I am confident in his ability to work with the deep bench of talent we have developed at InvenTrust. I also want to congratulate Mike and Christy on their new appointments. I look forward to working closely with DJ, Mike and Christy in their new roles as we prepare for a seamless transition.” About Daniel J. Busch Mr. Busch serves as Executive Vice President, Chief Financial Officer and Treasurer of InvenTrust since 2019. Mr. Busch joined InvenTrust in September 2019, providing oversight to our financial and accounting practices, and ensuring the financial viability of the Company’s strategy. Prior to that, Mr. Busch served as Managing Director, Retail at Green Street Advisors, an independent research and advisory firm for commercial real estate industry in North America and Europe, where he conducted independent research on the shopping center, regional mall, and net lease sectors. Previously, Mr. Busch served as an equity research analyst at Telsey Advisory Group and worked in a corporate capacity at Petco Animal Supplies Inc. He is a member of the Urban Land Institute, contributing as an active member on the Commercial and Retail Development Council. Mr. Busch received a B.S. in Applied Economics and Management from Cornell University and an MBA with specializations in general finance, financial instruments and markets from New York University. About Christy David Ms. David serves as InvenTrust’s Chief Investment Officer, General Counsel and Corporate Secretary. Ms. David joined InvenTrust in 2014 as Managing Counsel – Transactions and held that position until November 2016 when she was named Vice President, Deputy General Counsel and Secretary. Ms. David was promoted to InvenTrust’s General Counsel in 2017 and has served in that role since that time. Prior to joining InvenTrust, Ms. David served at The Inland Group Inc., where she managed, reviewed and drafted legal documents and matters regarding InvenTrust’s acquisitions, dispositions, corporate contracts and spin-offs. Prior to joining the Inland Group, Ms. David served as an Associate Attorney at The Thollander Law Firm and held various positions at David & Associates. Ms. David serves on the Ravinia Associates

NEWS RELEASE Board as well as its Nominating Committee. Ms. David received a Juris Doctor from Washington University School of Law and a Bachelor of Business Administration in Finance from Loyola University. About Mike Phillips Mr. Phillips serves as Senior Vice President and Chief Accounting Officer of InvenTrust. He has been with InvenTrust since 2009, serving in various senior financial and accounting roles such as Controller, Director for Internal Reporting and Senior Accounting Manager for Financial Reporting. Prior to joining the Company, Mr. Phillips worked at Pasquinelli Homebuilding for five years, serving as Manager of Finance. He graduated from The University of Iowa Tippie College of Business with a Bachelor of Business Administration in Finance and received a Master of Science in Real Estate from Roosevelt University. Mr. Phillips is a licensed certified public accountant in the State of Illinois. About InvenTrust Properties Corp. InvenTrust Properties Corp. (IVT) is a premier multi-tenant retail REIT that owns, leases, redevelops, acquires and manages grocery anchored neighborhood centers, and select power centers that often have a grocery component, in Sun Belt markets with favorable demographics. We seek to continue to execute our strategy to enhance our multi-tenant retail platform by further investing in grocery-anchored centers with essential retail in our current markets, while exhibiting focused and disciplined capital allocation. As of December 31, 2020, the company is an owner and manager of 65 retail properties, representing 10.8 million square feet of retail space. IVT became a self-managed REIT in 2014 and a Global Real Estate Sustainability Benchmark ("GRESB") member in 2018. Forward-Looking Statements Disclaimer Forward-Looking Statements in this presentation, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, representation, plans or predictions of the future and are typically identified by words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, among others, potential adverse effect of the COVID-19 pandemic, on the financial condition, results of operations, cash flows and performance of the Company and its tenants, the real estate market and the global economy and financial markets, market, political and economic volatility experienced by the U.S. economy or real estate industry as a whole, and the regional and local political and economic conditions in the markets in which our properties are located; competitive business market conditions experienced by our retail tenants and shadow anchor retailers, such as challenges competing with e- commerce channels; our ability to execute on our business strategy and enhance stockholder value; and our ability to manage our debt. For further discussion of factors that could materially affect the outcome of our forward-looking statements and our future results and financial condition, see the Risk Factors included in InvenTrust’s most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the Securities and Exchange Commission. InvenTrust intends that

NEWS RELEASE such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this presentation. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. Contacts Dan Lombardo, InvenTrust Properties Corp. 630-570-0605 or dan.lombardo@inventrustproperties.com